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                          THE PARKSTONE ADVANTAGE FUND

                     SUPPLEMENT DATED MAY 17, 1999, TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.

Effective July 5, 1999, SEI Investments Mutual Funds Services ("SIMFS") will replace BISYS Fund Services Limited Partnership ("BISYS") as administrator to The Parkstone Advantage Fund (the "Fund"). Accordingly, as of that date, all references to BISYS in the Fund's Statement of Additional Information (except the information regarding fees paid to BISYS described on page 22 of the Statement of Additional Information) will be deleted.

SIMFS is an affiliate of SEI Investments Company, a financial services company founded in 1968. The principal business address of SIMFS is One Freedom Valley Drive, Oaks, Pennsylvania 19456. Under an administration contract between the Fund and SIMFS, SIMFS will provide administrative, shareholder and other services to the Fund.

Also effective July 5, 1999, SEI Investments Distribution Co. ("SIDCo.") will replace BISYS as the distributor of the Fund's shares and State Street Bank and Trust Company ("State Street") will replace BISYS as transfer agent for the Fund.

SIDCo. is an affiliate of SIMFS and of SEI Investments Company. SIDCo.'s principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

State Street is a trust company whose principal business address is 225 Franklin Street, Boston Massachusetts 02110. As transfer agent to the Fund, State Street provides shareholder accounting services to the Fund.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE